UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2008
Oracle Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51788 (Commission File Number)	54-2185193 (IRS Employer Identification No.)
500 Oracle Parkway, Redwood City, California 94065
(Address of Principal Executive Offices) (Zip Code)
(650) 506-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
     Item 2.02 Results of Operations and Financial Condition
On September 18, 2008, Oracle Corporation issued a press release announcing financial results for its fiscal first quarter ended August 31, 2008. A copy of this press release is furnished as Exhibit 99.1 to this report.
Section 9—Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description of Exhibit

99.1	Press Release dated September 18, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION
Dated: September 18, 2008	By:	/s/ William Corey West
William Corey West
Senior Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 18, 2008